Tier Technologies First Quarter Fiscal 2009 Results Earnings Call Charts

February 9, 2009

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, expectations for the divestitures of certain assets, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under the “Risk Factors" section of our annual report on Form 10-K for the year ended September 30, 2008, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Important Information

Tier Technologies, Inc. plans to file with the SEC and furnish to its shareholders a Definitive Proxy Statement in connection with its 2009 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2009 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Tier files with the SEC at the SEC's website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Tier by directing a request to Tier Technologies, Inc., Attn: Corporate Secretary, Keith Omsberg, 10780 Parkridge Blvd., 4th Floor, Reston, VA 20191.

Certain Information Concerning Participants

Tier, its directors and named executive officers may be deemed to be participants in the solicitation of Tier's security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier's Annual Report on Form 10-K for the year ended September 30, 2008, as amended on January 28, 2009, and its Revised Preliminary Proxy Statement filed January 29, 2009, each of which is on file with the SEC, as well as its upcoming Definitive Proxy Statement for the 2009 Annual Meeting (when available). To the extent there have been changes in Tier's directors and executive officers, such changes have been or will be reported on Current Reports on Form 8-K filed with the SEC. To the extent holdings of Tier securities have changed since the amounts printed in the Revised Preliminary Proxy Statement filed January 29, 2009, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Tier is Completing Our Restructuring

Tier Technologies

Legacy Businesses

SOLD

- Independent Validation and Verification 12/31/07
- Health and Human Services 3/1/08
- Call Center Business 4/1/08
- State Systems Integration 5/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/2009 (pending)

Electronic Payment Processing (EPP)

- Official Payments
- EPOS
- ChoicePay

- Single Platform
- Integrated Offering

2010

Who is ChoicePay?

- Founded in 1996, ChoicePay delivers secure, convenient and innovative electronic payment solutions through advanced technology
- The Company serves its customers with the mission of streamlining high-volume bill payment processes
- Billers can accept customer payments by electronic check, credit card or cash using Internet, Interactive Voice Response (IVR), call center, kiosk, and agent payment platforms
- More than 50 contracts and $10.1 million in annual revenue

What is the Rationale for the Acquisition?

- Technology Platform
- Products
- Client concentration consistent with Tier's long-term strategic plan
  - 10 of the Top 100 utilities

EPP Revenue and Transaction Trends



$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Revenue (thousands)
Revenue
Transactions
40,669
56,452
78,578
99,433
117,072
2,341
4,203
5,894
8,059
10,286
15,900
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009F
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. Tier is unable to provide a revenue forecast for FY 2009. FY 2009 transactions include ChoicePay.

Market Leader

- US Internal Revenue Service
- 26 states and the District of Columbia
- 3,000+ municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Counties
Municipalities
States
Higher Education

Tier

Market Opportunity – Existing Verticals

- Government
  - 87,900 government units in the U.S.[1]
  - $2.5 trillion federal tax market[2]
  - $1.8 trillion state & local tax market[3]
- Real Property Tax
  - $347 billion property tax collection[4]
- Higher Education
  - 6,400 degree granting institutions[5]
  - $230 billion tuition and fees[6]
- Utilities
  - 6,700 U.S. utilities[7]
  - $396 billion in total receipts[7]

Sources:
1) 2002 Census of Governments, U.S. Census Bureau
2) IRS Data Book: 2006, 2003, Internal Revenue Service
3) National Economic Accounts, U.S. Department of Commerce, Bureau of Economic Analysis
4) 2005-2006 U.S. Census Bureau
5) Institute of Education Sciences, U.S. Department of Education
6) Digest of Education Statistics, National Center for Educational Statistics, U.S. Department of Education
7) Statistics of U.S. Businesses, U.S. Census Bureau

Biller Direct Platform

Tier Technologies Biller Direct Platform


ABC Bank
Billing Statement
Tier

- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit/ Process

External Payment Processing Network

Processors



FDC, TSYS, GPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

DISCOVER
MasterCard
VISA

Issuing Bank

New OfficialPayments.com

- January 2009 v. 2008:
  - Page views +16% to 5,797,587
  - Unique Visits +6% to 470,429
  - My Account registrations +185% to 47,525



OFFICIAL PAYMENTS
VISA
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

Tier Technologies – Senior Management

- Ronald J. Rossetti, Chairman and CEO
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- Ronald W. Johnston, CFO
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and International responsibilities
- Nina Vellayan, COO
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
  - 8 years, President, ecommerce division that provided internet, IVR, lockbox and POS payment channels along with front end applications such as electronic bill presentment, refund disbursement, and installment plans to the Higher Education market.
- Keith S. Kendrick, SVP, Strategic Marketing
  - 23 years in financial services and payments
  - MasterCard International, AT&T Universal Card, First Virtual, Bank One, HNC Software/Fair Isaac, EFD | eFunds